SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2019

Date of Report

(Date of Earliest Event Reported)

JAGGER BROWN, INC.

(Exact Name of Registrant as Specified in its Charter)

EMAGINOS INC.

(Former Name of Registrant as Specified in its Charter)

FOREST SOUND ACQUISITION CORPORATION

(Former Name of Registrant as Specified in its Charter)

Delaware	000-55736	81-4664656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1054 Whitlow Blvd.

Summerville, South Carolina 29483

(Address of principal executive offices) (zip code)

646-781-8341

(Registrant's telephone number, including area code)

13428 Maxella Avenue, #144

Marina Del Rey, California 90292

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 3.02 Unregistered Sales of Equity Securities

On October 15, 2019, Jagger Brown, Inc. (formerly Emaginos Inc.) (the "Registrant" or the "Company")issued shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 97.4% of the total outstanding 92,382,308 shares of common stock as follows:

Veyo Partners LLC 90,000,000

With the issuance of the stock and the redemption of 65,000,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company effects any business combination or takes other steps, it remains a shell company

ITEM 5.01 Changes in Control of Registrant

On October 15, 2019, the following events occurred which resulted in a change of control of the Registrant:

1.	The Registrant cancelled an aggregate of 65,000,000 of the then 67,382,308 shares of outstanding stock valued at par.
2.	The then current officers and directors resigned.
3.	New officer(s) and director(s) were appointed and elected.

The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 17, 2018 and Form 8-K filed on July 10, 2018 as amended and supplemented by the information contained in this report.

The Registrant is designed to make a profit while simultaneously making improvements in the national public education system. The Company intends to provide complete technology and telecommunications infrastructure, the curriculum, professional development and other associated resources and services to school districts for approximately 5% of the current per-pupil cost.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

On October 15, 2019, the following events occurred:

Scott Taub resigned as the Registrant's Chief Executive Officer, Director. Allan C. Jones resigned as the Registrant's President, Chief Financial Officer, Director.

The following persons were named as directors of the board of directors of the Registrant:

Jarom Heaps

The following person(s) were named to the offices appearing next to their names below:

Jarom Heaps Chief Executive Officer, President, Chief Financial Officer, Secretary and Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

EMAGINOS INC.

Date: October 17, 2019	By:	/s/ Scott Taub
Chief Executive Officer, Director

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